September 15, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Conservative Allocation Fund

Touchstone Balanced Allocation Fund

Touchstone Moderate Growth Allocation Fund

Supplement to the Prospectus, Summary Prospectuses, and

Statement of Additional Information dated April 30, 2015

IMPORTANT NOTICE REGARDING

CHANGES IN INVESTMENT POLICIES AND SUB-ADVISOR

At a meeting held on August 20, 2015 (the “Meeting”), Touchstone Advisors, Inc. (“Touchstone”), investment adviser to the Touchstone mutual funds, proposed to the Board of Trustees of Touchstone Strategic Trust (the “Board”) the replacement of Ibbotson Associates, Inc. (“Ibbotson”) as the sub-advisor to the Touchstone Conservative Allocation Fund, the Touchstone Balanced Allocation Fund, and the Touchstone Moderate Growth Allocation Fund (the “Funds”).  The Board approved replacing Ibbotson with Wilshire Associates Incorporated (“Wilshire”), to take effect on or about November 23, 2015.

Wilshire is based in Santa Monica, California, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended.  Wilshire was founded in 1972 and has since evolved into a diversified global financial services firm with total assets under management of $150 billion as of June 30, 2015.  Wilshire, an independent firm for over 30 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific.

The Board also approved changes to the Funds’ names, non-fundamental investment goals (in the case of the Touchstone Conservative Allocation Fund and the Touchstone Balanced Allocation Fund), and non-fundamental investment strategies.  In addition, the Board approved certain changes to each Fund’s Institutional Class shares.  Each of the changes is described in more detailed below and is scheduled to take effect on or about November 23, 2015.

Touchstone Conservative Allocation Fund.  The name of the Touchstone Conservative Allocation Fund will be changed to the Touchstone Controlled Growth with Income Fund.  The investment goal of the Fund will change from current income and preservation of capital to growth and income.  In pursuit of achieving this goal, the Fund’s assets will be invested according to these principles:

•                  “Controlled” Growth — seeks growth through lower volatility equity and alternative strategy exposure

•                  Rising Rate Protection — seeks lower duration and lower bond correlation

•                  Attractive Income — seeks higher yielding debt to produce attractive income

The Fund will continue to be a “fund-of-funds,” and will seek to achieve its investment goal by investing primarily in a diversified portfolio of underlying equity, fixed-income, and alternative funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.  The Fund will allocate a significant portion of its assets to underlying funds utilizing alternative or nontraditional investment strategies.  The target allocation of Fund assets will shift from 20-40% equity and 60-80% fixed-income to approximately 0-25% equity, 25-50% fixed-income, and 50-75% alternative investments.

Touchstone Balanced Allocation Fund.  The name of the Touchstone Balanced Allocation Fund will be changed to the Touchstone Dynamic Diversified Income Fund.  The investment goal of the Fund will change from capital appreciation and current income to current income.  In pursuit of achieving this goal, the Fund will seek to maximize “income efficiency,” or yield achieved per unit of risk.  The Fund will continue to be a “fund-of-funds,” and will seek to achieve its investment goal by investing primarily in fixed-income and equity-income oriented funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, will invest in a variety of U.S. and foreign equity and fixed-income securities.  The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds and exchange-traded notes to the extent that the desired asset class exposure is not available through Touchstone Funds.  The target allocation of Fund assets among equity and fixed-income funds will shift from 50-70% equity and 30-50% fixed-income to approximately 25-55% equity and 45-75% fixed-income. The portfolio is expected to be highly diversified and will be managed dynamically as yield and volatility environments change.

Touchstone Moderate Growth Allocation Fund.  The name of the Touchstone Moderate Growth Allocation Fund will be changed to the Touchstone Dynamic Global Allocation Fund.  There are no changes to the investment goal of the Fund in connection with the change in sub-advisor; the investment goal will remain capital appreciation. In pursuit of achieving this goal, the Fund will seek to provide capital appreciation through global exposure to a broad array of assets classes and investment strategies.  The Fund will continue to be a “fund-of-funds,” and will seek to achieve its investment goal by primarily investing opportunistically in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, will invest in a variety of U.S. and foreign equity and fixed-income securities.  The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds to the extent that the desired asset class exposure is not available through Touchstone Funds.  The allocation of Fund assets among equity and fixed-income funds will shift from 70-90% equity and 10-30% fixed-income to approximately 45-75% equity and 25-55% fixed-income.  Under normal circumstances, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the United States.

Institutional Class Shares.  Touchstone continually evaluates each Touchstone Fund’s share class expense structure.  The Funds currently offer Class A, C, Y, and Institutional Class shares.  The Class Y shares and Institutional Class shares of the Funds have exactly the same fee structures and expense limitations.  As a result, the shareholders of both classes are assessed the same fees and expenses.  Touchstone proposed a reclassification of each Fund’s Institutional share class to the corresponding Fund’s Y share class, thus eliminating the Institutional share class.  At the Meeting, the Board approved the reclassification of each Fund’s Institutional share class to take effect on or about November 23, 2015.  The only change will be a reduction in the applicable minimum initial investment from $500,000 to $2,500 when Institutional Class shares are reclassified as Class Y shares.

Shareholders of the Funds will receive an Information Statement providing more information about the changes detailed herein prior to Wilshire assuming its responsibilities as sub-advisor to the Funds. The Funds will be subject to certain additional principal risks, including collateralized loan obligations risk, liquidity risk, and short sales risk, which will be set forth in an updated prospectus for the Funds.

Please contact your financial advisor or Touchstone at 1.800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, Rhode Island 02940-8078

Ph: 1.800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TSAAX-S2-1509

TSF-54CC-TST-TBAAX-S2-1509

TSF-54CC-TST-TSMAX-S2-1509